Long-term borrowings	12 Months Ended
Dec. 31, 2017
Aegon N.V [member]
Long-term borrowings

16 Long-term borrowings

	2017	2016
Remaining terms less than 1 year	500	500
Remaining terms 1 - 5 years	82	84
Remaining terms 5 - 10 years	-	-
Remaining terms over 10 years	1,219	1,248
At December 31	1,801	1,832

The repayment periods of borrowings vary from within one year up to a maximum of 22 years. The interest rates vary from 0.000% to 6.625% per annum. The market value of the long-term borrowings amounted to EUR 2,198  million (2016: EUR 2,221 million).